MONY KEYNOTE SERIES ACCOUNT

OF MONY LIFE INSURANCE COMPANY

Financial Statements as of and for the Year Ended December 31, 2024 and

Report of Independent Registered Public Accounting Firm

Subaccounts

Government Money Market

Inflation-Protected Securities

Intermediate Bond

Balanced II

Large Value Opportunities

Large Growth

Calvert

KEYNOTE SERIES ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2024

	Government Money Market		Inflation Opportunities		Core Bond	Balanced II	Large Value Opportunities	Large Growth		Calvert
Assets:
Investment in mutual fund, at net asset value	$5,040		$1,684		$71,117	$283,612	$717,058	$1,032,685		$100,666
Receivable for investment sold	30		—		84	66	6	30		—
Dividends receivable	20		—		274	—	—	—		—

Total assets	5,090		1,684		71,475	283,678	717,064	1,032,715		100,666

Liabilities:
Payable for investment purchased	20		—		274	—	—	—		—
Payable for units redeemed	30		—		84	66	6	30		—
Accrued mortality and expense risk fees	5		2		78	317	809	1,177		111

Total liabilities	55		2		436	383	815	1,207		111

Net assets attributable to annuity contractholders	$5,035		$1,682		$71,039	$283,295	$716,249	$1,031,508		$100,555

Accumulation units	218		157		1,545	2,306	4,578	3,492		1,198

Unit value	$23.05	*	$10.69	*	$45.98	$122.85	$156.45	$295.35	*	$83.94

Investment in mutual fund (Note 1):
Cost	$5,040		$1,607		$83,409	$263,002	$700,285	$1,020,584		$79,159

Number of shares	5,040		175		8,386	24,220	77,436	76,894		36,740

*	Actual unit value presented differs from calculated unit value due to rounding.

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2024

	Government Money Market	Inflation Opportunities	Core Bond	Balanced II	Large Value Opportunities	Large Growth	Calvert
Investment income:

Dividend income	$245	$45	$3,114	$11,720	$68,870	$—	$1,642

Expenses:

Mortality and expense risk fees	62	22	883	4,421	8,975	11,085	1,181

Total expenses	62	22	883	4,421	8,975	11,085	1,181

Net investment income (loss)	183	23	2,231	7,299	59,895	(11,085)	461

Net realized and unrealized gains (losses) on investment:

Net realized gains (losses) on investment	—	1	(171)	30,320	4,002	16,825	1,246

Realized capital gain distributions	—	—	—	28,560	72,478	182,566	1,692
Net change in unrealized appreciation (depreciation) on investment	—	(8)	(1,956)	(18,812)	(23,343)	88,690	12,083

Net realized and unrealized gains (losses) on investment	—	(7)	(2,127)	40,068	53,137	288,081	15,021

Net increase in net assets resulting from operations	$183	$16	$104	$47,367	$113,032	$276,996	$15,482

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2024

	Government Money Market	Inflation Opportunities	Core Bond	Balanced II	Large Value Opportunities	Large Growth	Calvert
From operations:

Net investment income (loss)	$183	$23	$2,231	$7,299	$59,895	$(11,085)	$461

Net realized gains (losses) from investment	—	1	(171)	30,320	4,002	16,825	1,246

Realized capital gain distributions	—	—	—	28,560	72,478	182,566	1,692

Net change in unrealized appreciation (depreciation) on investment	—	(8)	(1,956)	(18,812)	(23,343)	88,690	12,083

Net increase in net assets resulting from operations	183	16	104	47,367	113,032	276,996	15,482

From unit transactions:

Units sold	—	—	662	796	472	199	196

Units redeemed	(30)	—	(114)	(120,545)	(96,249)	(62,642)	(6,843)

Net increase (decrease) in net assets resulting from unit transactions	(30)	—	548	(119,749)	(95,777)	(62,443)	(6,647)

Total increase (decrease) in net assets	153	16	652	(72,382)	17,255	214,553	8,835

Net assets:

Beginning of year	4,882	1,666	70,387	355,677	698,994	816,955	91,720

End of year	$5,035	$1,682	$71,039	$283,295	$716,249	$1,031,508	$100,555

Units outstanding beginning of year	220	157	1,533	3,287	5,246	3,755	1,291

Units sold	—	—	14	6	3	1	2

Units redeemed	(2)	—	(2)	(987)	(671)	(264)	(95)

Units outstanding end of year	218	157	1,545	2,306	4,578	3,492	1,198

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the Period/Year Ended December 31, 2023

	Government Money Market	Inflation Opportunities (1)	Core Bond	Balanced II	Large Value Opportunities	Large Growth	Calvert
From operations:

Net investment income (loss)	$176	$6	$1,956	$2,546	$5,499	$(9,159)	$308

Net realized gains (losses) from investment	—	—	(278)	1,367	(4,845)	942	67

Realized capital gain distributions	—	—	—	6,501	—	—	327

Net change in unrealized appreciation (depreciation) on investment	—	86	1,415	42,837	44,507	258,043	11,513

Net increase in net assets resulting from operations	176	92	3,093	53,251	45,161	249,826	12,215

From unit transactions:

Units sold	—	1,574	435	358	856	232	179

Units redeemed	(4,373)	—	(961)	(6,781)	(39,491)	(46,471)	(58)

Net increase (decrease) in net assets resulting from unit transactions	(4,373)	1,574	(526)	(6,423)	(38,635)	(46,239)	121

Total increase (decrease) in net assets	(4,197)	1,666	2,567	46,828	6,526	203,587	12,336

Net assets:

Beginning of year	9,079	—	67,820	308,849	692,468	613,368	79,384

End of year	$4,882	$1,666	$70,387	$355,677	$698,994	$816,955	$91,720

Units outstanding beginning of year	423	—	1,545	3,348	5,556	3,999	1,289

Units sold	—	157	9	3	7	1	3

Units redeemed	(203)	—	(21)	(64)	(317)	(245)	(1)

Units outstanding end of year	220	157	1,533	3,287	5,246	3,755	1,291

(1)	Commencement of Operations was October 30, 2023.
(a)	Rounds to less than $1.00.

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the period/year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets (c)
For the Period/Year Ended	Unit Value, Beginning of Period/Year	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investment	Total Income (Loss) from Investment Operations	Unit Value, End of Period/Year	Net Assets, End of Period/Year	Total Return (b)	Gross Expenses		Net Expenses, (Net of Reimbursements)		Net Investment Income (Loss) (Net of Reimbursements)	Portfolio Turnover
Government Money Market
12/31/2024	$22.22	$0.83	$—	$0.83	$23.05	$5,035	3.77%	1.25%		1.25%		3.68%	2%
12/31/2023	21.47	0.74	0.01	0.75	22.22	4,882	3.50	1.25		1.25		3.38	4
12/31/2022	21.34	0.13	—	0.13	21.47	9,079	0.61	1.25		0.74	(d)	0.61	1
12/31/2021	21.34	— (e)	—	— (e)	21.34	9,054	0.03	1.24	(f)	0.23	(g)	0.02	0	(h)
12/31/2020	21.33	0.01	(0.00)	0.01	21.34	9,082	0.03	1.25		0.44	(i)	0.02	0	(h)

Inflation Opportunities
12/31/2024	10.58	0.15	(0.04)	0.11	10.69	1,682	0.98	1.31	(j)	1.31	(j)	1.37	1
12/31/2023 ^	10.00	0.04	0.54	0.58	10.58	1,666	5.82	1.25		1.25		2.07	0	(h)

Core Bond (1)
12/31/2024	45.91	1.45	(1.38)	0.07	45.98	71,039	0.15	1.25		1.25		3.16	1
12/31/2023	43.90	1.27	0.74	2.01	45.91	70,387	4.59	1.25		1.25		2.87	2
12/31/2022	51.18	0.68	(7.96)	(7.28)	43.90	67,820	(14.24)	1.25		1.25		1.48	2
12/31/2021	52.32	0.31	(1.45)	(1.14)	51.18	79,599	(2.16)	1.25		1.25		0.61	2
12/31/2020	49.21	1.25	1.86	3.11	52.32	81,359	6.32	1.25		1.25		2.45	2

Balanced II
12/31/2024	108.22	2.41	12.22	14.63	122.85	283,295	13.52	1.25		1.25		2.06	12
12/31/2023	92.26	0.76	15.20	15.96	108.22	355,677	17.30	1.25		1.25		0.76	3
12/31/2022	111.42	0.31	(19.47)	(19.16)	92.26	308,849	(17.20)	1.25		1.25		0.32	5
12/31/2021	96.38	0.64	14.40	15.04	111.42	398,090	15.61	1.25		1.25		0.62	8
12/31/2020	84.32	0.15	11.91	12.06	96.38	369,635	14.30	1.25		1.25		0.18	2

Large Value Opportunities
12/31/2024	133.23	12.39	10.83	23.22	156.45	716,249	17.43	1.25		1.25		8.34	15
12/31/2023	124.62	1.00	7.61	8.61	133.23	698,994	6.91	1.25		1.25		0.79	2
12/31/2022	131.03	0.93	(7.34)	(6.41)	124.62	692,468	(4.89)	1.25		1.25		0.75	9
12/31/2021	102.96	7.81	20.26	28.07	131.03	771,445	27.27	1.25		1.25		6.61	13
12/31/2020	105.18	1.07	(3.29)	(2.22)	102.96	899,879	(2.11)	1.25		1.25		1.16	3

Large Growth
12/31/2024	217.58	(3.05)	80.82	77.77	295.35	1,031,508	35.74	1.25		1.25		(1.25)	8
12/31/2023	153.39	(2.31)	66.50	64.19	217.58	816,955	41.85	1.25		1.25		(1.25)	0	(h)
12/31/2022	287.17	(2.42)	(131.36)	(133.78)	153.39	613,368	(46.59)	1.25		1.25		(1.25)	2
12/31/2021	264.41	1.17	21.59	22.76	287.17	1,333,040	8.61	1.25		1.25		0.41	5
12/31/2020	154.33	14.07	96.01	110.08	264.41	1,275,154	71.33	1.25		1.25		7.09	12

Calvert
12/31/2024	71.05	0.38	12.51	12.89	83.94	100,555	18.14	1.25		1.25		0.49	4
12/31/2023	61.58	0.24	9.23	9.47	71.05	91,720	15.38	1.25		1.25		0.36	1
12/31/2022	73.72	0.62	(12.76)	(12.14)	61.58	79,384	(6.47)	1.25		1.25		0.96	8
12/31/2021	64.84	0.14	8.74	8.88	73.72	102,416	13.70	1.25		1.25		0.21	4
12/31/2020	56.95	0.87	7.02	7.89	64.84	106,804	13.85	1.25		1.25		1.50	1

^	Commencement of Operations was October 30, 2023. Total return and portfolio turnover are not annualized.
(1)	Effective November 1, 2022, name changed from Intermediate Bond to Core Bond.
(a)	Calculated based upon average units outstanding.
(b)	Actual return presented may differ from calculated return due to rounding of unit value for financial statement purposes.
(c)	Ratios exclude expenses incurred by the Underlying Fund or Calvert VP SRI Balanced Portfolio.
(d)	Expenses waived to sustain a positive yield had an impact of 0.51%.
(e)	Amount rounds to less than 0.01 or (0.01).
(f)	0.01% difference to the contractual mortality and expense risk fee of 1.25% due to rounding.
(g)	Expenses waived to sustain a positive yield had an impact of 1.01%.
(h)	Amount rounds to less than 1%.
(i)	Expenses waived to sustain a positive yield had an impact of 0.81%.
(j)	Actual expense ratio experienced is not equal to the contracted ratio of 1.25% due to rounding.

The notes to the financial statements are an integral part of this report.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Keynote Series Account (individually, a “Subaccount” and collectively, “Keynote”) is a separate investment account established on December 16, 1987, by MONY Life Insurance Company (“MONY”) under the laws of the State of New York. On October 1, 2013, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“PLC”), acquired MONY. On June 3, 2014, PLC entered into an Agreement and Plan of Merger with the Dai-Ichi Life Insurance Company, Limited (“Dai-Ichi”) and DL Investment (Delaware), Inc. (“DLI”), providing for the merger of DLI with and into PLC (the “Merger’) and PLC surviving as a wholly-owned subsidiary of Dai-Ichi. Under the terms of the Merger transaction, MONY will continue in its present role as issuer of the contracts and all rights and benefits under the contracts and MONY’s obligations under the contracts will remain unchanged.

Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY’s other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations (“Group Plans”). MONY is the legal holder of the assets in Keynote.

There are currently seven Subaccounts within Keynote which are available to contractholders of Group Plans. Each Subaccount operates as a “fund of fund” and with the exception of the Calvert Subaccount, invests all of its investable assets in a corresponding series of Transamerica Funds (the “Trust”). The Calvert Subaccount invests in the Calvert VP SRI Balanced Portfolio (the “Calvert Portfolio”), a series of Calvert Variable Series, Inc. The shareholder reports of the Trust and the Calvert Portfolio (collectively, the “Underlying Funds”), including the Schedules of Investments, should be read in conjunction with Keynote’s financial statements.

Subaccount	Underlying Fund
Government Money Market	Transamerica Government Money Market Fund, Class I3
Inflation Opportunities	Transamerica Inflation Opportunities Fund, Class I3
Balanced II	Transamerica Balanced II Fund, Class I3
Core Bond	Transamerica Core Bond Fund, Class I3
Large Value Opportunities	Transamerica Large Value Opportunities Fund, Class I3
Large Growth	Transamerica Large Growth Fund, Class I3
Calvert	Calvert VP SRI Balanced Portfolio

From time to time, Keynote may have a concentration of several contractholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on Keynote.

In preparing the Subaccounts’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The Subaccounts apply investment company accounting and reporting guidance Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by Keynote.

Security Transactions, Investment Income, and Expenses: Security transactions are accounted for on the trade date. Realized gains and losses from the sale of investments are determined on the basis of identified cost. Dividend income and realized capital gain distributions from the investment are recorded on the ex-dividend date.

In addition to an asset-based fee assessed to the Subaccounts, each Subaccount will indirectly bear the fees and expenses reflected in the corresponding Underlying Fund’s or Calvert Portfolio’s unit value.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions to Contractholders: The net investment income, if any, and realized and unrealized gains and losses earned by each Subaccount are accumulated and reinvested in the Subaccount, rather than distributed or allocated to the contractholders.

Contributions and Withdrawals: The unit value of each Subaccount is determined as of the close of the New York Stock Exchange (the “NYSE”) each day the NYSE is open for business. Participants may contribute to or withdraw from the Subaccounts at the stated unit value on any business day.

Federal Income Taxes: The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized or unrealized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes. MONY identifies its major tax jurisdictions as U.S. Federal; the states of Florida, Illinois, Mississippi, Louisiana, Nebraska, New Hampshire, New York and Oregon; and the U.S. possessions of Puerto Rico and Guam.

Keynote recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. If applicable, Keynote recognizes interest accrued related to unrecognized tax liabilities and related penalties as “tax expense” on the Statement of Operations.

Management has evaluated Keynote’s tax provisions taken for all open tax years 2021-2023 as 2024 has not yet been filed and has concluded that no provision for income tax is required in Keynote’s financial statements.

Indemnification: In the normal course of business, Keynote enters into contracts that contain a variety of representations that provide general indemnifications. Keynote’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against Keynote and/or its affiliates that have not yet occurred. However, based on experience, Keynote expects the risk of loss to be remote.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The values of the Subaccounts’ investments in the Trust and in the Calvert Portfolio are valued at the net asset value per share at the close of business of the NYSE, each day the NYSE is open for business. The Subaccounts utilize various methods to measure the fair value of their investments on a recurring basis. A description of the portfolio valuation policy for the Underlying Funds can be found in the notes to the Underlying Funds’ financial statements. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1 that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include management’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2. SECURITY VALUATIONS (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Certain investment companies are valued at the net asset value of the underlying portfolio as a practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded net asset value and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy. There are no Level 2 or Level 3 investments held as of December 31, 2024 and during the year then ended.

NOTE 3. FEES AND RELATED PARTY TRANSACTIONS

All Subaccounts, except the Calvert Subaccount, purchase shares of a series of the Trust. The unit value of each series of the Trust reflects the investment management fee charged by Transamerica Asset Management, Inc. (“TAM”), the investment manager of the Trust, which provides investment advice and related services to the Trust. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by AEGON International B.V., which is wholly owned by AEGON Ltd., a Bermuda exempted company with liability limited by shares (formerly AEGON NV, a Netherlands corporation) and a publicly traded international insurance group.

MONY reserves the right to deduct an annual contract charge from a participant’s account to reimburse MONY for administrative expenses relating to the maintenance of the group variable annuity contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

Daily charges to the Subaccounts for mortality and expense risk fees assumed by MONY were computed at an annual rate of 1.25% of daily average net assets, which is the maximum allowed.

In order to avoid a negative yield in the Government Money Market Subaccount (“Money Market”), MONY may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject to recapture by MONY during the calendar year in which it was waived. There were no amounts recaptured during the year ended December 31, 2024 and no amounts subject to recoupment in future years.

NOTE 4. PORTFOLIO INVESTMENTS AND TRANSACTIONS

Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the captions “Expenses reimbursed”. There is no guarantee that Money Market will be able to avoid a negative yield. There was no amount waived during the year ended December 31, 2024.

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4. PORTFOLIO INVESTMENTS AND TRANSACTIONS (continued)

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Government Money Market	$246	$93
Inflation Opportunities	47	23
Core Bond	3,777	994
Balanced II	41,077	125,023
Large Value Opportunities	141,820	105,147
Large Growth	182,791	73,424
Calvert	3,529	8,008

NOTE 5. RISK FACTORS

Market risk: The market values of the Underlying Funds’ securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of an Underlying Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of an Underlying Fund’s investments, impair an Underlying Fund’s ability to satisfy redemption requests, and negatively impact an Underlying Fund’s performance.

Underlying funds risk: Because each Subaccount invests its assets in an Underlying Fund, its ability to achieve its investment objective depends largely on the performance on the Underlying Fund in which it invests. Investing in Underlying Funds subjects the Subaccounts to the risks of investing in the underlying securities or assets held by those Underlying Funds. Each Underlying Fund has its own investment risks, and those risks can affect the value of the Underlying Fund’s shares, and therefore the value of a Subaccount’s investment. There can be no assurance that the investment objective of any Underlying Fund will be achieved. In addition, a Subaccount will bear a pro rata portion of the operating expenses of the Underlying Fund in which it invests.

NOTE 6. NEW ACCOUNTING PRONOUNCEMENT

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its

KEYNOTE SERIES ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6. NEW ACCOUNTING PRONOUNCEMENT (continued)

operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Keynote has identified the Chief Product Officer – Retirement Division (MONY) as the chief operating decision maker (“CODM”). Keynote is comprised of multiple Subaccounts, each of which constitutes an operating segment. The CODM uses significant performance measures of the Subaccounts, such as the total return ratio, investment income ratio, and expense ratio to make operational decisions for Keynote. Segment assets are reflected on the Statements of Assets and Liabilities as Total assets, and significant segment expenses are listed on the Statements of Operations.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events through the date on which these financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Contractholders of Keynote Series Account and the Board of Directors of MONY Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Government Money Market, Inflation Opportunities, Core Bond, Balanced II, Large Value Opportunities, Large Growth and Calvert (collectively referred to as the “Subaccounts”) (seven of the subaccounts constituting Keynote Series Account (“Keynote”)) as of December 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts (seven of the subaccounts constituting Keynote Series Account) at December 31, 2024, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Subaccounts constituting the Keynote Series Account	Statements of changes in net assets	Financial highlights
Government Money Market Core Bond Balanced II Large Value Opportunities Large Growth Calvert	For each of the two years in the period ended December 31, 2024	For each of the five years in the period ended December 31, 2024
Inflation Opportunities	For the year ended December 31, 2024, and the period from October 30, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of Keynote’s management. Our responsibility is to express an opinion on each of the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to Keynote in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Keynote is not required to have, nor were we engaged to perform, an audit of Keynote’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of Keynote’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as Keynote’s auditor since 2010.

Boston, Massachusetts

April 3, 2025